COLOMBIA GOLDFIELDS

February 2008

Forward-Looking Statements

This presentation may include certain "forward-looking statements" within the meaning of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation, including, without limitation, statements regarding potential mineralization and reserves, exploration results, and future plans and objectives of Colombia Goldfields, are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed under the heading "Risk Factors" and elsewhere in documents filed from time to time with the U.S. and Canadian securities regulators and other regulatory authorities.

All financial figures are in U.S. dollars unless otherwise stated.

Cautionary Statement Concerning Resources

This presentation uses the terms "measured", "indicated" and/or "inferred" mineral resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. United States investors are cautioned not to assume that all or any part of mineral resources will ever be converted into mineral reserves. Inferred mineral resources have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally mineable.

Overview

- Consolidating a new gold district in Colombia
  - Confirming 5.3 million oz historical geological gold resource
  - Exploring 5 targets in the immediate region
  - Acquiring adjacent properties
- Experienced management team
- On-going community social program
- New resource calculation - early 2008
- Feasibility study targeted - early 2009
- Agreed to acquire adjacent properties



TSX: GOL
OTCBB: CGDF

Corporate Facts

(as of 31 January 2008)

Market Capitalization:	US$ 85.6 million
Share Price:	US$ 0.99
52 week Range	US$ 0.71 - US$ 1.51
Shares Outstanding:	86.5 million
Fully Diluted:	109.8 million
Cash (as December 31, 2007)	US $7.0 million
Debt	NIL

12 Month Share Performance



1.6
1.5
1.4
1.3
1.2
1.1
1.0
0.9
0.8
0.7
10
5
0
Mar Apr May Jun Jul Aug Sep Oct Nov Dec 08

<u>Holdings of fully diluted shares:</u>

Directors & Insiders 22%

<u>Senior Management & Directors</u>

- J. Randall Martin, Vice Chairman & CEO
- Tom Lough, President
- James Kopperson, Chief Financial Officer
- Stewart Redwood, Vice President, Exploration

- Jonathan Berg – Director and Non-Executive Chairman
- Ed Flood, Managing Director, Haywood Securities UK - Director
- Terry Lyons, Chairman, Northgate Minerals - Director
- James Verraster, Founder and CEO, Auramet Trading - Director
- Thomas McGrail, Mining Engineer - Director
- David Bikerman, Resource Specialist - Director

Corporate Share Structure

(as of 31 January 2008 / In thousands)

	# of Shares	$	
Initial share structure - post RTO	16,000	100	
Shares issued for cash	48,894	40,498	
Warrants / option exercise	3,636	1,867	
	68,530	42,465	
Director / consultants	710		
Shares issued for property acquisition	17,350		
Basic shares	**86,590**	**42,465**	
Warrants outstanding	17,361	-	average price $2.07
Options outstanding	5,890	-	average price $1.30
Fully diluted shares	**109,841**		

Project Location and Infrastructure


ANTIOQUIA
Medellin
Marmato & Caramanta
Projects
CALDAS
Manizales
Bogotá
Bogota
COLOMBIA
VENEZUELA
Kilometers
0 50 100 150 200
Marmato & Caramanta
Location Map

- Road access
- 100 km south of Medellin
- Electricity and water to site

Other mining companies in Colombia:

- AngloGold Ashanti - gold exploration
- Barrick Gold - gold exploration
- B2 Gold - gold exploration
- Greystar Resources - gold exploration
- Antofagasta - copper exploration
- BHP Billiton - petroleum and nickel
- Exxon-Mobil - coal & other minerals
- Drummond - coal
- Glencore - coal
- Xstrata - coal
- Anglo American – base metal exploration

TSX: GOL
OTCBB: CGDF

Why Colombia?

- Security situation considerably improved
- Until 1937, historically the world's largest gold producer
- Exploration only recently resumed as a result of improved security
- Updated mining law – 2001
- Good infrastructure of roads, water and power
- Well-developed health and educational systems

Development Plan

- Complete acquisition and integrate 117 small mining claims
- Prepare a new 43.101-compliant resource estimate by early 2008
- Complete assessment of past environmental damage
- Continue developing community social programs and town relocation plan
- Complete a feasibility study by early 2009
- Acquire adjacent properties
    - Acquire Echandia and Zona Baja

Acquire and Consolidate Mineral Concessions

- On Marmato Mountain there are 117 legal mining claims
  - Horizontal concessions
  - 111 under contracted
  - 80 registered in name of company, fully paid, and no longer operating
- 15-20 additional concessions may be granted under the previous mining law
  - Based on mapping of all applications
- Some purchased mines kept open as access for underground exploration
- Legal process exists to acquire non-owned properties to be integrated into one large master concession
- Integration process has begun

Vertical Extent Zona Alta 400m-700m


Alto el Burro
Zona Alta

Marmato Geology

- Mineralization is epithermal intermediate sulfidation. Relatively high temperature and depth of formation. Porphyry related.
- Gold-silver mineralization is hosted by sheeted pyrite veinlet system associated with altered granodiorite and quartz diorite porphyry intrusions of Late Miocene age.
- Mineralization occurs in parallel, sheeted and anastamozing veinlets with a regional structural control. There are 80 separate veins identified with low grade gold between veins not currently being mined.
- Gold is associated with sulfides and is mostly free gold.
- The Marmato deposit is most similar to Newmont's 5 million ounce Kori Kollo gold mine in Bolivia.

Progress to Date

- To date 1,285 underground samples representing 1,735 meters
  - Results include:
    - 997 meters of cross-cut samples at .721 g/t
    - 455 meters of vein hanging wall and footwall samples at 2.556 g/t
- As of December 31, 2007, have completed approximately 11,500 meters of drilling
  - 67 drill holes
- Significant drill hole intercepts
  - MT – 1002: 72 meters at 2.086 g/t
  - MT – 1003: 65 meters at 1.397 g/t
  - MT – 1007: 23.5 meters at 1.370 g/t
- Mineralization is open at depth and along strike

Marmato Historical Resources

Micon International has reported the following historical resource for Zona Alta of the Marmato project:

Gold Grade Cut-off	Inferred Resources					Mineral Potential			Total				
	Tonnage	Gold	Silver	Gold	Silver	Tonnage	Gold	Silver	Tonnage	Gold	Silver	Gold	Silver
(g/t)	(Mt)	(g/t)	(g/t)	ounces	Ounces	(Mt)	(g/t)	(g/t)	(Mt)	(g/t)	(g/t)	ounces	Ounces
0.25	83	0.83	5.82	2,214,899	15,530,978	212	0.7	4.12	295	0.74	4.60	6,992,306	43,604,668
0.30	77	0.88	5.98	2,178,568	14,804,360	190	0.75	4.27	266	0.79	4.76	6,737,979	40,753,215
0.40	66	0.96	6.27	2,037,103	13,304,826	148	0.87	4.53	214	0.89	5.07	6,156,597	34,908,043
0.50	56	1.06	6.57	1,908,498	11,829,084	99	1.07	5.14	155	1.07	5.65	5,303,440	28,102,765
0.75	35	1.32	7.29	1,485,387	8,203,389	59	1.41	6.05	93	1.37	6.51	4,118,470	19,527,488
1.00	20	1.64	7.87	1,054,561	5,060,605	39	1.69	6.26	59	1.67	6.81	3,158,912	12,877,623
1.25	12	2.01	8.20	775,488	3,163,682	26	1.97	6.25	38	1.98	6.87	2,410,179	8,366,172

**Micon has concluded that the 1998 MRDI resource estimate appears to have been calculated using the appropriate Canadian Institute of Mining, Metallurgy and Petroleum (CIM) standards applied to the industry in 1998. However, because the original Conquistador database and the MRDI report appendices were not available to be reviewed and verified, the 1998 resource estimate should be regarded as a historical resource given for information purposes only to indicate the potential of the project. Micon has advised CGL that they cannot say, with any degree of certainty, that the 1998 MRDI resource estimate is, or would be with further review, compliant with the present CIM definitions required by NI 43-101. Therefore, it is not being reported as a mineral resource by CGL.*

Scoping Study – Early 2008

- Resource estimate will be based on
  - 10,000+ meters of drilling - *completed*
  - Approximately 2,000 meters of underground channel sampling
  - Currently have 5 drills operating – 100 meters per day
  - 2 additional drills in transit to the site
- Parameters of scoping study
  - 35,000 tonnes per day mill
  - Grade approximately 1.0 gram per tonne
  - Strip ratio approximately 1:1
  - Total of 25.2 million tonnes per year
  - Gold recovery 90%
  - Gold production approximately 360,000 ounces per year

Main Contracts for Marmato

Micon International Limited

- 43-101 resource estimate
- Scoping study

SGS Lakefield Research Limited

- Metallurgy & preliminary flow sheet
- Acid rock drainage study

Golder Associates

- Geotechnical data collection and interpretation
- Pit slope determination
- Location studies for waste facilities

LHC Consultores Ambientales (LHC) Colombia

- Environmental baseline study

Knight Piesold and Co.

- Validation of environmental data collection
- Management and social impact study

Drill Program



432 000
434 000
436 000
606 000
604 000
Licencia Chaburquia
Licencia Echandia
Licencia La Maria
Licencia Zona Alta Marmato
MARMATO
Licencia Mineros Nacionales
EL LLANO
CAUCA RIVER
MARMATO PROJECT

TSX: GOL
OTCBB: CGDF

Improve Historic Environmental Situation

- 26 independent mills on Marmato Mountain
  - Discharging directly into the environment
- CGL has contracted for 16 mills
  - 11 already closed
- Once purchase is complete, CGL closes the mills
- CGL not responsible for past practices
- Environmental baseline study
  - One year of data collected
  - First year report completed
- ESIS to commence after scoping study



Community Social Program

- Determined the needs of the community
  - Independent consultants held 9 public meetings with over 700 attendees
- Established a "micro-credit fund" to support new business development
  - Financed 18 new business opportunities
- Hired over 70 percent of displaced miners
  - Employed directly and in-directly approximately 180 individuals from the immediate area
- Hired a full-time sociologist/communicator
- Contracted an NGO to assist in social and environmental program

Employment Programs

- Supervised by the Company sociologist and contracted NGO
- Hired approximately 140 individuals for non-core projects
  - Produce uniforms for the Company
  - Re-forestation
  - Planting fruit trees
  - Market gardens
  - Nursery to support re-forestation
- Investing in:
  - Education
  - Maintenance of access roads
  - Financial support for the community

Relocation of "Old" Town of Marmato

- 1989 – Government study ordered re-location of Marmato
  - Re-location for safety reasons
  - Town to move with or without a mine
- Subsequent studies confirmed safety risks to Marmato
- January 2004 – Decree 005: All government institutes to move to new town
  - Construction of new hospital commenced
  - Police has moved to new town
- June 2006 – Minister of Interior and Justice declared public calamity in town of Marmato
- Delays in funding and government in-action have prolonged re-location
- New government supports move and has begun detailed planning

Recent Landslides in Old Marmato





TSX: GOL
OTCBB: CGDF

New Marmato Townsite El Llano









New Town Map



Regional Exploration

- Control 23,300 hectares of land
- Finished first-pass field review of exploration properties
  - Stream sediment geochemistry
- Identified 5 new targets
  - Oro Fino (5 km by 1.5 to 2.3 km): 1373 samples of gold averaging .74 g/t with max. cu at .82% and max. mo at .81%
  - El Salto (1.6 km by 2.0 km): 1013 samples averaging .89 g/t
  - Pacora (2.3 km diameter): 373 samples averaging .26 g/t
  - Campana (1.4 km by 0.8 km): 56% of samples greater than 1.0 g/t
  - San Bartolomé (3 sq. km): 147 samples averaging .28 g/t
- Airborne magnetic and radiometric surveys commenced December 2007
- Drilling to follow – H12008

Regional Exploration Geography



Campana Au
El Salto Au
San Bartolomé

TSX: GOL
OTCBB: CGDF

El Salto Target



Transactions in Progress

- Signed letter of understanding to acquire Colombia Gold LLC
  - Owns Echandia

- Signed share purchase agreement to acquire 100% of Mineros Nacionales S.A.
  - Owns Zona Baja

Colombia Gold PLC Transaction

- Owns Echandia
  - Mountain adjacent to Marmato
- Geologic structure from Marmato continues onto Echandia
- Colombia Gold is in the process of completing a 43.101-compliant technical report
- Colombia Gold PLC
  - Private, UK-based Entity
  - 5 major shareholders
- Will be a stock transaction using TSX-listed (GOL) shares
- Currently completing due diligence
  - Results will determine ultimate price

Mineros Nacionales S.A. Transaction

- Owns Zona Baja on Marmato Mountain
  - Property directly below Zona Alta – Colombia Goldfields primary project
- Currently operating an underground mine and one mill
  - Produces approximately 25,000 ounces of gold per year
- Purchase price is $35 million
  - Will be a cash transaction
- To close before July 30, 2008

Projected Resources

- The 12.6 million ounces of geologic potential from Marmato will be combined with the resources at Echandia
- Calculated at a 0.5 g/t cutoff the potential at Marmato is:

	Inferred			Mineral Potential		
	Tonnage	Gold	Ounces	Tonnage	Gold	Ounces
Marmato*	(mt)	(g/t)		(mt)	(g/t)	
Zona Alta	56	1.06	1,908,498	99	1.07	3,405,781
Zona Baja	95	1.08	3,298,717	101	1.25	4,059,094
Total	151		5,207,215	200		7,464,875

* Based on MRDI 1998 Scoping Study – Not 43.101-compliant

Goals for 2008

- Complete acquisition of 117 small Marmato mining claims – *95% completed*
  - Advance integration process
- Publish an updated 43.101-compliant resource calculation based on:
  - Approximately 2,000 meters of underground mine sampling
  - An initial 10,000+ meters of drilling
- Publish scoping study
- Complete the remainder of the 60,000 meter drill program
- Commence drilling on 5 regional exploration targets
- Continue environmental baseline data collection
  - Publish environmental and social impact study
- Advance acquisition of surface rights and moving of town
- Complete acquisition of Echandia and Zona Baja

Large Mine Economics

Property	Owner	Throughput (tpy)	Grade (g/t)	Production (ounces)	Opex (US$/oz)	Opex (US$/t)	Mine Type
Paracatu	Kinross	17.0M	0.40	180,000	$281	$2.98	Mill
Lagunas Norte	Barrick	14.2M	0.85	550,000	$110	$4.24	Heap Leach
Refugio	Kinross	13.2M	0.87	248,000	$250	$4.70	Heap Leach
Boddington	Newmont	25.0M	0.75	600,000	$210	$5.04	Mill in construction
Pierina	Barrick	15.9M	0.82	628,000	$139	$5.47	Heap Leach
Fort Knox	Kinross	14.2M	0.91	329,000	$275	$6.36	Mill-37,650 t/day
Round Mountain	Kinross	29.0M	0.64	748,000	$251	$6.47	Mill & Heap Leach
Malartic	Osisko	12.2M	1.20	455,800	$235	$8.00	Mill in construction

Source: Westwind Partners

Attractive Relative Value

At US$19 per historical geological ounce, CGL is trading at approximately 30% of its peer companies' on a measured, indicated and inferred resource basis

MGI Securities Gold Comparison Table

		Price	Market	EV*	Au Eq. Resources (MM Ozs.)				EV (C$) / oz	
Name	**Ticker**	**6-Jan-08**	**Cap. (C$)**	**(C$ mm)**	**P&P**	**M&I**	**Inf.**	**Total**	**PPMI**	**Total**
Gold Exploration & Development Companies										
Alexis Minerals Corporation	AMC-T	$0.85	$90.4	$82.2	0.00	0.34	0.25	0.59	$241	$140
Apollo Gold Corporation	APG-T	$0.60	$109.3	$96.2	1.82	0.36	0.86	3.04	$44	$32
Aquiline Resources Inc.	AQI-T	$9.35	$537.9	$515.7	0.00	13.36	4.16	17.52	$39	$29
Aurelian Resources Inc.	ARU-T	$7.98	$1,158.7	$1,050.0	0.00	0.00	14.11	14.11	n.a.	$74
AXMIN INC.	AXM-V	$0.92	$200.9	$172.8	0.00	1.68	1.89	3.57	$103	$48
Banro Corporation	BAA-T	$10.29	$425.9	$413.9	0.00	3.95	6.77	10.72	$105	$39
Detour Gold Corp.	DGC-T	$12.70	$543.6	$539.4	0.62	1.82	1.53	3.96	$221	$136
Dynasty Metals & Mining Inc.	DMM-T	$7.79	$245.2	$223.8	0.00	2.94	3.52	6.45	$76	$35
Gabriel Resources Ltd.	GBU-T	$1.86	$479.7	$313.1	10.98	5.23	2.36	18.58	$19	$17
Gold Reserve Inc.	GRZ-T	$5.28	$308.7	$260.8	13.42	2.29	0.00	15.70	$17	$17
GreyStar Resources Ltd.	GSL-T	$7.40	$316.7	$285.2	0.00	10.17	3.42	13.59	$28	$21
Gryphon Gold Corp.	GGN-T	$0.71	$33.8	$28.8	0.00	1.34	0.67	2.00	$22	$14
Lake Shore Gold Corp.	LSG-T	$1.84	$212.8	$188.8	0.00	1.24	0.27	1.51	$152	$125
Miramar Mining Ltd.	MAE-T	$6.24	$1,539.4	$1,415.8	0.00	5.22	5.45	10.68	$271	$133
North Atlantic Resources Ltd.	NAC-T	$0.49	$10.9	$8.2	0.00	0.24	0.35	0.59	$34	$14
Northern Star Mining Corp.	NSM-V	$0.94	$86.9	$78.4	0.00	0.13	0.89**	1.02**	$620	$77 **
Osisko Exploration Ltd.	OSK-T	$6.11	$973.7	$829.5	0.00	0.00	8.47	8.47	n.a.	$98
Seabridge Gold Inc.	SEA-V	$31.93	$1,179.1	$1,148.5	0.00	13.54	29.41	42.95	$85	$27
St. Andrew Goldfields Ltd.	SAS-T	$0.54	$102.3	$125.1	0.13	2.44	0.64	3.21	$49	$39
Average									**$125**	**$59**
Median									**$76**	**$39**

* Enterprise Value (EV) = Market Cap. + Debt + Preferred Shares + Minority Interest + Deferred Tax - Cash
** MGI Estimates/historic resources

Source: Company reports, MGI Securities Inc.

TSX: GOL
OTCBB: CGDF

Summary

- Consolidating a new gold district in excess of 23,300 hectares
  - Confirming 5.3 million oz historical geological gold resource
  - Exploring 5 targets in the immediate region
  - Acquiring adjacent properties
- Confirming the Marmato Mountain Zona Alta resource:
  - Mineral rights acquisitions
  - Community resettlement
  - New resource calculation – early 2008
  - Feasibility study – early 2009
- Colombia is under-explored and mining friendly
- High probability of expanding Marmato deposit; open in all directions. Evaluation work indicates potential for bulk-mineable ore body
- Excellent blue sky exploration potential in Marmato district
- Experienced management team with success in resettling residents and developing mines in Latin America

COLOMBIA
GOLDFIELDS

www.colombiagf.com